UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

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Rainier Investment Management Mutual Funds
(Name of Registrant as Specified In Its Charter)
__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Rainier Investment Management Mutual Funds

601 Union Street, Suite 2801
Seattle, WA 98101

[   ], 2016

Dear Shareholder:

I am pleased to inform you that we will be holding a Special Meeting of Shareholders on Friday, March 25, 2016 to vote on a proposal (the “Proposal”) to approve a new management agreement (the “New Agreement”) between Rainier Investment Management Mutual Funds (the “Trust”) and Rainier Investment Management, LLC (“Rainier”) by shareholders of each series of the Trust covered by this proxy statement (each, a “Fund”).

Rainier recently announced that it had reached an agreement with Manning & Napier, Inc. (NYSE: MN) (“Manning & Napier”) that provides for Manning & Napier to acquire a majority interest in Rainier (the “Transaction”), as more fully described in the enclosed Proxy Statement.  Rainier currently serves as the investment adviser to each Fund under a Management Agreement between the Trust, on behalf of each Fund, and Rainier (the “Current Agreement”).  The Current Agreement is expected to terminate automatically as a result of the Transaction because it will constitute a change of control of Rainier and therefore technically will result in an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended.  The New Agreement has substantively the same terms as the Current Agreement, including the same fee rates, except for certain updating changes, as more fully discussed in the Proxy Statement.  To allow Rainier to continue to serve as the investment adviser to each Fund without any interruption, shareholders of each Fund are being asked to approve the New Agreement.

The Board of Trustees of the Trust (the “Board”) voted unanimously to approve the Proposal with respect to each Fund.  The Board believes that the Proposal is in the best interests of each Fund and its shareholders.  The Board recommends that you vote in favor of the Proposal to approve the New Agreement.

The enclosed Proxy Statement contains more information about the Proposal and describes the voting process for shareholders.  The proxy votes will be reported at the Special Meeting of Shareholders scheduled for March 25, 2016.  Please submit your proxy through the internet, phone at 1-855-486-7909 or mail as soon as possible.  Specific instructions for these voting options can be found on the enclosed Proxy Card.

Thank you for your continued support.

Sincerely, ____________________ Melodie B. Zakaluk Trustee, Chief Executive Officer, President and Chief Financial Officer

Rainier Investment Management Mutual Funds

Rainier Large Cap Equity Fund
Rainier Mid Cap Equity Fund
Rainier Small/Mid Cap Equity Fund
Rainier International Discovery Fund

601 Union Street, Suite 2801
Seattle, WA 98101
______________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on March 25, 2016
______________________________________

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of the series of Rainier Investment Management Mutual Funds (the “Trust”) set forth above (each, a “Fund”), will be held at the offices of Rainier Investment Management, LLC (“Rainier”) at 601 Union Street, Suite 2801, Seattle, Washington 98101 on Friday, March 25, 2016 at 10:00 a.m., Pacific Time, or at any adjournment(s) or postponement(s) thereof, to approve a new management agreement for the Fund between the Trust and Rainier, the Fund’s current investment adviser.

The close of business on January 15, 2016 has been fixed as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on March 25, 2016:

The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available at [website].

By Order of the Board of Trustees
Dated: [ ], 2016

____________________ Christopher J. Kashmerick Secretary

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE NEW MANAGEMENT AGREEMENT.

YOU ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE RETURN YOUR PROXY CARD PROMPTLY IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.  EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.  YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal submitted for your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on March 25, 2016 (the “Meeting”)?

A.
At the Meeting, shareholders of each series receiving this proxy statement (each, a “Fund”) of Rainier Investment Management Mutual Funds (the “Trust”) will be voting, separately with respect to each Fund, on a proposal (the “Proposal”) to approve a new management agreement (the “New Agreement”) between the Trust and Rainier Investment Management, LLC (“Rainier”).

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposal?

A.
At an in-person meeting of the Board called for the purpose of approving the New Agreement and held on January 12, 2016, the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Agreement for each Fund, subject to approval by the shareholders of each Fund.

Q.	Why are shareholders being asked to approve the Proposal?

A.
Rainier recently announced that it had reached an agreement with Manning & Napier, Inc. (NYSE: MN) (“Manning & Napier”) that provides for Manning & Napier to acquire a majority interest in Rainier (the “Transaction”), as more fully described in this proxy statement.  Rainier currently serves as the investment adviser to each Fund under a Management Agreement between the Trust, on behalf of each Fund, and Rainier (the “Current Agreement”).  The Current Agreement is expected to terminate automatically as a result of the Transaction because it will constitute a change of control of Rainier and therefore technically will result in an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended.  The New Agreement has substantively the same terms as the Current Agreement, including the same fee rates, except for the commencement and renewal dates and changes in its provisions relating to disputes, claims and governing law, as more fully discussed in the enclosed Proxy Statement.

Under Section 15 of the 1940 Act, Rainier may continue to serve as the investment adviser to a Fund following the termination of the Current Agreement only if the New Agreement is approved by the Independent Trustees and shareholders of that Fund.  Accordingly, shareholders of each Fund are being asked to approve the New Agreement at the Meeting.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR the Proposal to approve the New Agreement.

Q.	Why is the Board recommending that shareholders approve the Proposal?

A.
The Board is recommending that shareholders of each of the Funds approve the Proposal so that shareholders can continue to receive the benefit of Rainier’s investment management services and avoid potential interruption to the management and operations of and additional costs to the Fund.

The Board has concluded that, if shareholders approve the New Agreement, they should be able to continue to receive the benefits of Rainier’s current services with the added potential benefits of Manning & Napier’s deeper distribution, financial and structural resources.   In this regard, the Transaction is not expected to result in any personnel changes to Rainier’s portfolio management teams serving the Funds. The consensus of the Trustees is that there should be no diminution of services by Rainier to the Funds as a result of the Transaction.

Conversely, if shareholders of a Fund do not approve the New Agreement, then Rainier could not serve as the Fund’s investment adviser after the automatic termination of the Current Agreement upon the consummation of the Transaction.  If this happens, the Board would have to consider other alternatives for the Fund that may involve additional costs and potential interruption to the Fund’s management and operations.  These alternatives may include: (i) seeking shareholder approval of the New Agreement a second time or seeking approval of a different investment advisory agreement; (ii) allowing Rainier to manage the Fund at cost for a temporary period; (iii) retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund; or (iv) possibly liquidating the Fund.

Q.	How will the approval of the Proposal affect the management and operations of the Funds?

A.
The Funds’ investment objectives and investment strategies will not change as a result of the New Agreement.  In addition, the Transaction is not expected to result in any personnel change in Rainier’s portfolio management teams serving the Funds.  Accordingly, the approval of the Proposal is not expected to affect the management and operations of the Funds.

Q.	How will the approval of the Proposal affect the expenses of the Funds?

A.
The New Agreement provides for the same advisory fee rates as the Current Agreement.  In addition, there would be no change in the fee waivers and/or expense reimbursements provided by Rainier to each Fund.  The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will not be borne by the Trust or any Fund.

Q.	What are the primary reasons for the retention of Rainier as the investment adviser to the Funds?

A.
The Board and the Independent Trustees weighed a number of factors in reaching their decision to approve the New Agreement, primarily noting that it would allow shareholders to receive the benefits of Rainier’s current services with the added potential benefits of Manning & Napier’s deeper distribution, financial and structural resources.  The same portfolio management teams would continue to serve the Funds and would operate autonomously from Manning & Napier’s portfolio management teams.  The philosophies, processes and approach to research that have been used to manage the Funds since inception will not change.  In addition, key support of the operation of the Funds will remain in place.  The Board also considered that there would be no change in the advisory fee rates under the New Agreement and that the fee waivers and/or expense reimbursements currently provided by Rainier for the Funds would not change.  Additional details regarding factors considered by the Board and the Independent Trustees in approving the New Agreement can be found in the “Trustee Actions, Considerations, and Recommendations” section under the Proposal in the enclosed Proxy Statement.

Q.	Are there any material differences between the Current Agreement and the New Agreement?

A.
There are no material differences between the Current Agreement and the New Agreement, other than their respective commencement and renewal dates and changes to provisions relating to disputes, claims and governing law.

Q.	How do I vote?

A.
You can vote in person at the Meeting.  If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone at 1-855-486-7909 or mail as soon as possible.  Specific instructions for these voting options can be found on the enclosed Proxy Card.

Rainier Investment Management Mutual Funds

Rainier Large Cap Equity Fund
Rainier Mid Cap Equity Fund
Rainier Small/Mid Cap Equity Fund
Rainier International Discovery Fund

601 Union Street, Suite 2801
Seattle, WA 98101
______________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on March 25, 2016
______________________________________

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Rainier Investment Management Mutual Funds (the “Trust”) from shareholders of each of the funds listed above (each, a “Fund”).  The proxies are for voting at the Special Meeting of Shareholders (the “Meeting”) of each of the Funds to be held at 10:00 a.m., Pacific Time, on Friday, March 25, 2016 or at any adjournment(s) or postponement(s) thereof.  The Meeting will be held at the offices of Rainier Investment Management, LLC (“Rainier”), located at 601 Union Street, Suite 2801, Seattle, Washington 98101.  This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card first will be sent to shareholders of the Trust on or about February 2, 2016.

At the Meeting, shareholders of each Fund will be asked to vote on a proposal (the “Proposal”) to approve a new management agreement between the Trust, on behalf of the Fund, and Rainier (the “New Agreement”).  Shareholders of each Fund will vote separately on the Proposal.  The Board knows of no business that will be presented for consideration at the Meeting, other than as specifically set forth in the Notice.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The close of business on January 15, 2016 has been fixed as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting.  Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date.  The number of shares outstanding as of the Record Date (the “Outstanding Shares”) for each class of each Fund is set forth in Exhibit A, which in each case equals the number of votes to which each such class is entitled.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Trust.  Neither the Trust nor any Fund will bear the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone at 1-855-486-7909, e-mail or in person.  Rainier has retained Broadridge Financial Solutions, Inc., a third party proxy services vendor, to assist in the proxy solicitation and tabulation.  Broadridge's fees are estimated to be approximately $[    ], which include reimbursement to be paid to intermediaries for expenses incurred but do not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses.

While solicitation will be primarily by mail, certain officers and representatives of the Trust, officers, employees or agents of Rainier, and certain financial service firms and their representatives, may solicit proxies by telephone, e-mail or in person.  Employees of Rainier and officers of the Trust will not receive extra compensation for their solicitation activity.

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Trust or by a duly executed Proxy Card bearing a later date.  Shareholders may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum; Adjournment

The presence at the Meeting, in person or by proxy, of at least forty (40%) of the Outstanding Shares of a Fund constitutes a quorum for the Meeting with respect to that Fund.  Thus, the Meeting could not take place on its scheduled date with respect to a Fund if less than 40% of the Outstanding Shares of that Fund is presented in person or represented by proxy.

If a quorum is not present at the Meeting with respect to a Fund or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal with respect to a Fund are not received, the Meeting may be adjourned with respect to that Fund to permit further solicitation of proxies.  Any lesser number of Outstanding Shares of the Fund than the quorum will be sufficient for an adjournment.  No notice of any adjournment of the Meeting with respect to a Fund will be given other than announcement at the Meeting or an adjournment or postponement thereof.

Shares represented by proxies that reflect abstentions or any “broker non-votes” will be counted for the purpose of determining whether a quorum at the Meeting is present. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of a Fund present, in person or by proxy, and voting at the Meeting is required to approve the New Agreement with respect to that Fund.

A “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding voting securities of the Fund.

In determining whether shareholders have approved the Proposal, broker non-votes and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted.  Accordingly, abstentions and broker non-votes effectively are counted as votes “against” the Proposal because the approval of a minimum number of the outstanding voting securities is required.  The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum for any Fund.

PROPOSAL:  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

General Information

Rainier currently serves as the investment adviser to each Fund under a Management Agreement dated May 6, 1994, as amended from time to time, between the Trust, on behalf of each Fund, and Rainier (the “Current Agreement”).  The Current Agreement is expected to terminate automatically as a result of the Transaction because it will constitute a change of control of Rainier and therefore technically will result in an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”).  The New Agreement has substantively the same terms as the Current Agreement, including the same fee rates, except for its commencement and renewal dates and changes in its provisions relating to disputes, claims and governing law, as more fully discussed below.

Shareholders of each Fund are being asked to approve the New Agreement in order to allow Rainier to continue to serve as the investment adviser to each Fund without any interruption.  No changes are expected in the portfolio management services provided by Rainier to the Funds or in the personnel at Rainier providing those services.  If approved, the New Agreement would take effect upon the consummation of the Transaction (as defined and described in “The Transaction” below).

The Transaction

In December 2015, Rainier announced that Manning & Napier, Inc. (“Manning & Napier”) has agreed to acquire, subject to customary closing conditions, a majority interest in Rainier (the “Transaction”).  Rainier’s investment teams responsible for the Funds will remain autonomous, and the Transaction will not result in changes to Rainier’s investment personnel or processes.  Under the terms of the Transaction, key professionals at Rainier will maintain a 25% ownership stake in Rainier, with Manning & Napier owning the remaining 75%.  The Transaction is expected to close in the first half of 2016.

The consummation of the Transaction will result in a change of control of Rainier under the 1940 Act and an assignment and the automatic termination of the Current Agreement, which necessitates shareholder approval of the New Agreement by each Fund.

The Current Agreement

Rainier and the Trust entered into the Current Agreement on May 6, 1994 and have amended it from time to time, including to add each Fund upon commencement of its operations.  As required under the 1940 Act, the Current Agreement (or a prior version thereof) was approved by the initial shareholder of each of the Funds on or before the date the Fund commenced operations.  The Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act (the “Independent Trustees”), last renewed the Current Agreement for each Fund at an in-person Board meeting held on June 3, 2015.

The following is a summary of the terms of the Current Agreement:

Advisory Services.  Under the Current Agreement, Rainier acts as the investment adviser to each Fund and provides professional investment management with respect to the investment of the assets of each Fund and to supervise and arrange the purchase and sale of securities held in the Fund’s portfolio.  The Current Agreement requires that, with respect to each Fund, Rainier will:  (i) decide what securities shall be purchased or sold by the Fund and when; and (ii) arrange for the purchase and sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund. Any investment purchases or sales made by Rainier shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the 1940 Act and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act, or as amended by shareholders of the Fund.

Limitation of Liability and Indemnification.  Under the Current Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) on the part of Rainier (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Rainier), Rainier is not subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with rendering services under the Current Agreement, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of those persons in connection with the matters to which the Current Agreement is related, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.  Under the Current Agreement, except for disabling conduct, the Trust indemnifies Rainier (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Rainier) from any liability arising from Rainier’s conduct under the Current Agreement to the extent permitted by the Declaration of Trust and applicable law.

Term and Termination.  The Current Agreement provides that following the initial period of two years, it continues to be in effect for each Fund for additional periods not exceeding one year so long as the continuation is approved for each Fund at least annually by the Board, including the vote of a majority of the Trustees who are not parties to the Current Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the applicable Fund.  The Current Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to Rainier, and by Rainier upon sixty (60) days’ written notice to a Fund.  The Current Agreement also provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Expenses.  Under the Current Agreement, Rainier is obligated to pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of Rainier.  All costs and expenses not expressly assumed by Rainier under the Current Agreement are the responsibility of the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with Rainier or the Trust’s administrator; (v) legal and audit expenses; (vi) fees and expenses of the Trust’s custodian, transfer agent, and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports, notices, proxy material and prospectuses to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor or other industry association; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; (xiii) fees of the Trust’s administrator and (xiii) the organization costs of the Trust.

Compensation Paid to Rainier

Advisory Fees Paid Under the Current Agreement

Pursuant to the Current Agreement, the Funds pay Rainier an advisory fee at the following fee rates:

Fund	Annual Advisory Fee Rate
Large Cap Equity Fund	0.70%
Mid Cap Equity Fund	0.85%
Small/Mid Cap Equity Fund	0.85%
International Discovery Fund	1.00%

Pursuant to the 2015/2016 Operating Expenses Agreement, dated as of August 1, 2015 (as amended from time to time, the “Operating Expenses Agreement”), Rainier has agreed to waive fees and reimburse expenses for each Fund to limit the total annual operating expenses (excluding acquired fund fees and expenses, loads, taxes, interest, brokerage commission, expenses incurred in connection with any merger or acquisition, or extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund’s Institutional Shares and Original Shares or Class A Shares.  Rainier may recoup fees waived and/or expenses reimbursed pursuant to the Operating Expenses Agreement within three years after the applicable waiver or reimbursement.

For the fiscal year ended March 31, 2015, the gross advisory fees earned under the Current Agreement, fees waived and/or expenses reimbursed/subsidized by Rainier pursuant to the Operating Expenses Agreement, and the net advisory fees for each Fund were as follows:

	Fiscal Year Ended March 31, 2015
Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/ Subsidized by Rainier	Net Advisory Fees
Rainier Large Cap Equity Fund	$3,053,307	$(332,572)	$2,720,735
Rainier Mid Cap Equity Fund	$8,364,127	$(462,016)	$7,902,111
Rainier Small/Mid Cap Equity Fund	$12,339,916	$-	$12,339,916
Rainier International Discovery Fund	$381,022	$(104,388)	$276,634

As of January 15, 2016, the net assets of each Fund were as follows:

Fund	Net Assets (in millions)
Rainier Large Cap Equity Fund	$
Rainier Mid Cap Equity Fund	$
Rainier Small/Mid Cap Equity Fund	$
Rainier International Discovery Fund	$

Comparison of the Current Agreement and the New Agreement

At an in-person meeting of the Board held on January 12, 2016 (the “Board Meeting”), the Board, including a majority of the Independent Trustees, voted to approve the New Agreement.  The Board is unanimously recommending that shareholders of each Fund vote to approve the New Agreement.  A copy of the New Agreement is attached to this Proxy Statement as Exhibit B.  Any discussion of the New Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

The New Agreement is substantially identical to the Current Agreement as described above in all material respects, except for the commencement and renewal dates and changes in its provisions relating to disputes, claims and governing law.  In particular, the advisory services to be provided by Rainier and the advisory fee rates under the New Agreement are identical to those under the Current Agreement.  Shareholders should also note that any voluntary or contractual reduction in Rainier’s compensation, or in reimbursement of expenses due to Rainier, pursuant to the Current Agreement will remain subject to recoupment by Rainier to the extent the recoupment can be effected before the end of the third fiscal year following the year to which the reduction relates and will not cause the Funds to exceed the limitation to which Rainier has agreed in making the recoupment.  The initial term of the New Agreement would extend for two years from its effective date, after which it would continue from year to year with respect to each Fund subject to the same approval process as described above for the Current Agreement.

The New Agreement clarifies that it is an agreement between Rainier and the applicable Fund only, and that there are no third-party beneficiaries of the New Agreement.  That means, among other things, that Rainier’s contractual obligations are to the applicable Fund as a whole and not to any particular shareholder.  The New Agreement also states that legal actions relating to the New Agreement are required to be brought in state or federal courts in Delaware and that the New Agreement is governed and construed under Delaware laws.    The Current Agreement is instead governed by the laws of the State of Washington.  The Board considers Delaware laws and courts to be more appropriate because the Trust is organized under Delaware law.

Trustee Actions, Considerations, and Recommendations

At the Board Meeting, the Trustees, including the Independent Trustees, considered the approval of the New Agreement in respect of each Fund.  In determining to approve the New Agreement, the Trustees considered that they had approved the continuation of the Current Agreement, the terms of which are substantially identical to those of the New Agreement, for an additional year at the in-person Board meeting held on June 3, 2015.  The description of the Board’s considerations provided below includes portions of the discussion of the basis for that renewal in June 2015, as well as more recent information.

At the Board Meeting, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present.  During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Rainier at the request of the independent legal counsel to the Independent Trustees.  The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1.   Information Received

Materials reviewed - In response to a detailed information request sent on the Independent Trustees’ behalf by their independent legal counsel, Rainier provided a range of information relating to the New Agreement, including, but not limited to, the Transaction, the potential benefits and expected costs to shareholders of the Funds, the expected changes in the management and operations of Rainier after the Transaction, and Rainier’s management and investment teams serving the Funds.  Rainier had previously provided, in connection with the renewal of the Current Agreement, extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by Rainier to its institutional clients, and financial and profitability information regarding Rainier.  Furthermore, throughout the course of the year since the last renewal of the Current Agreement, the Independent Trustees received a wide variety of materials relating to the services provided by Rainier, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Rainier to the Funds.  In addition to the information furnished by Rainier, the Trustees were previously provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreement as well as considerations relevant to the Transaction.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel.  The Independent Trustees discussed the approval of the New Agreement with representatives of Rainier and in a private session at which no representatives of Rainier were present.  In deciding to recommend the approval of the New Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor.  This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

2.   Nature, Extent, and Quality of Services

The Trustees considered the experience and qualifications of the personnel at Rainier who have been, and will continue to be, responsible for providing services to the Funds and for the daily management of the Funds’ portfolios.  The consensus of the Trustees was that there should be no diminution of services by Rainier to the Funds as a result of the Transaction.  The Trustees primarily noted that the Transaction would allow shareholders to receive the benefits of Rainier’s current services with the added potential benefits of Manning & Napier’s deeper distribution, financial and structural resources.  The same portfolio management teams will continue to service the Funds and will operate autonomously from Manning & Napier’s portfolio management teams.  The philosophies, processes and approach to research that have been used to manage the Funds since inception will not change.  In addition, key support of the operation of the Funds will remain in place.  The Trustees also noted the on-going consistency of Rainier’s investment discipline, style and approach, and the high level of research, analysis, trading and compliance support provided by Rainier to those teams. The Board received regular information, as well as special presentations between regular Board meetings, from Rainier about its investment process and resources as well as the performance of the Funds.  The Board also viewed favorably Rainier’s and the Funds’ clean regulatory record and strong compliance culture.  The Trustees reviewed the expected changes to the ownership structure of Rainier as a result of the Transaction, noting that 25% of Rainier’s equity ownership will be held, following closing of the Transaction, primarily by key drivers of Rainier’s investment performance, with smaller allocations to two members of the management team.

The Trustees previously considered the technical capabilities of Rainier, including design and implementation of a disaster recovery and business continuity infrastructure.  The Trustees also previously considered the Chief Compliance Officer’s report regarding the compliance resources, risk assessment and other initiatives, programs and structures of Rainier, including its compliance record and its supervision of the Funds’ service providers.  The Trustees concluded that Rainier has high-quality compliance and a strong commitment to a culture of compliance.

The Trustees concluded that Rainier has the quality of personnel and other investment resources essential to performing its duties under the New Agreement.  They further concluded that the nature, extent and quality of the services provided by Rainier are fully satisfactory and have benefited, and after the Transaction closes should continue to benefit, the Funds and their shareholders.

3.   Investment Performance; Fees and Expenses

The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings and more frequently through regular updates from Rainier. The Board previously reviewed detailed comparisons of the performance of the Funds for various periods, compared to relevant securities indexes and peer groups of mutual funds prepared by U.S. Bancorp Fund Services, LLC (which is the Funds’ administrator). On a regular quarterly basis, the Board also reviews performance of the Funds for various time periods using data from Morningstar. The Board emphasized longer-term performance records but noted the market challenges for various intermediate and longer-term periods for the domestic equity Funds, especially those periods that included significant market declines.  The Board also previously reviewed the relative fees and expenses compared to peer funds and Rainier’s other accounts. The Board considered the fees charged by Rainier to other advisory accounts as less useful given the relatively broader range of services provided to the Funds compared to those other accounts. The Board was satisfied with the relative advisory fee and total expenses for each Fund. The Board has noted continued efforts by Rainier to improve the performance of Funds that have experienced periods of relative underperformance compared to peer funds or benchmarks, and that those efforts had yielded demonstrable improvements in relative performance in 2015. The Independent Trustees discussed with Rainier its continuing measures to seek to improve the Funds’ relative performance and noted Rainier’s conviction that the key elements of the Funds’ equity strategies remain appropriate. Based on these discussions and the information presented by Rainier, the Independent Trustees concluded that the continuity of portfolio management services after the Transaction closes, the consistency of Rainier’s style, its efforts to improve relative performance and recent periods of improved relative results all support approval of the New Agreement.

The Board was pleased with the relatively strong performance of the International Discovery Fund for various periods. The Board concluded that this strong performance justifies approval of the New Agreement for that Fund.

4.   Economies of Scale

The Board previously considered the extent to which economies of scale would be realized as the Funds grow and whether those fee levels reflect these economies of scale for the benefit of Fund investors. The Board realized that the advisory fees for the Funds do not have breakpoints that could otherwise result in lower advisory fee rates as the Funds grow larger. The Trustees noted that market conditions and redemptions related to performance over the past several years reduced the size of the larger Funds, and Rainier previously partially closed the largest Fund (the Small/Mid Cap Equity Fund) to new investors for portfolio management reasons. The consensus of the Trustees was that economies of scale for the Funds were less likely to be realized with the continued reduction of assets over the past several years for most Funds. The Trustees did not disagree with Rainier’s assertion that the advisory fees remain competitive and compare favorably to peer group fees and expenses for comparable mutual funds, given that they did not significantly exceed the median fee rates. The Board also recognized the benefits to the Funds of Rainier’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller) and its commitment to maintain reasonable overall operating expenses for each Fund.  The Trustees noted that Rainier believes that Manning & Napier’s significantly larger sales force should help provide for inflows into the Funds that are well performing, offering the potential for economies of scale to shareholders.

5.           Costs of Services Provided and Profitability

Rainier previously provided information concerning Rainier’s profitability and financial condition. The Trustees at that time reviewed Rainier’s assumptions and methods of allocating certain costs, such as estimates of personnel costs, which constitute Rainier’s largest operating cost. Rainier stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Rainier where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board previously noted that Rainier’s profit margins, while reasonable, also face continued substantial pressure. The Board noted Rainier’s significant past capital and other expenses and commitment to continue devoting resources as needed to provide high quality services to the Funds.

The Trustees recognized that Rainier should be entitled to earn a reasonable level of profits for the services it provides to the Funds to allow continued investment in the business and to create an incentive to continue to provide high quality services to the Funds. Based on their review, the Trustees concluded that they were satisfied that Rainier’s level of profitability from its relationship with the Funds was not unreasonable or excessive.

6.   Fallout Financial Benefits

The Board (including the Independent Trustees) considered other actual and potential financial benefits to Rainier and to Manning & Napier, such as soft dollar benefits for research services, in concluding that the contractual advisory fees in the New Agreement are reasonable for the Funds.

7.   Conclusions

No single factor was determinative of the Board’s and the Independent Trustees’ decisions to approve the New Agreement, but rather, the Trustees based their determination on the total mix of information available to them.  After considering the factors described above, the Board and the Independent Trustees concluded separately that the terms of the New Agreement would be fair and reasonable to each Fund in light of the services provided or to be provided by Rainier, its costs and reasonably foreseeable Fund asset levels, and that each Fund’s shareholders received and would continue to receive reasonable value in return for the advisory fees paid.  The Board and the Independent Trustees also concluded separately that (1) the approval of the New Agreement is supported by reasonable and impartial records and information, including the performance of the Funds in relation to their peer groups, the services provided or to be provided by Rainier, the competitive expense structure, and the fact that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement, and (2) the approval of the New Agreement with respect to each Fund would be in the best interests of the Fund and its shareholders.  In addition, the consensus of the Board and the Independent Trustees, based on the information presented, was that there would be no “unfair burden” imposed on the Funds as a result of the Transaction within the meaning of Section 15(f) of the 1940 Act (as described in more detail below under “Section 15(f)”).  Accordingly, the Trustees and the Independent Trustees present at the Board Meeting voted unanimously to approve the New Agreement for each Fund and to recommend that shareholders of each Fund approve the New Agreement as well.

Section 15(f)

The Board has been informed that Rainier has agreed to take certain actions to comply with Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive “safe harbor” that allows Rainier or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of Rainier as long as two conditions are met.  First, for a period of three years after the change of control, at least 75% of the Trustees of the Trust must not be interested persons of Rainier.  Second, an “unfair burden” must not be imposed on a Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include with respect to a Fund, any arrangement, during the two-year period after the consummation of the Transaction, whereby Rainier or any interested person of Rainier receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund) or (ii) from the Fund or its security holders for other than bona fide investment advisory or other services.  The Board has been advised that Rainier, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, or understanding that would impose an “unfair burden” on any Fund as a result of the change of control of Rainier.

Board Recommendation

The Board, including the Independent Trustees, believes that the Proposal to approve the New Agreement is in the best interests of each Fund and its shareholders.  The Board unanimously recommends that you vote FOR the Proposal to approve the New Agreement.

Other Information

Other Matters to Come Before the Meeting

The Board and management of the Funds are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement.  Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Investment Adviser

Rainier Investment Management, LLC is the investment adviser to the Funds.  Rainier is located at 601 Union Street, Suite 2801, Seattle, Washington 98101 and can be reached toll free by telephone at 800.536.4640.  Rainier managed approximately $3.3 billion as of December 31, 2015 of assets for various clients, including pension plans and mutual funds.  Until the Transaction is completed, Rainier is owned by certain of its current employees.  Subject to the direction and control of the Board of the Funds, Rainier formulates and implements an investment program for each Fund, which includes determining which securities should be bought and sold.

Principal Executive Officers and Directors of Rainier

The following table provides the name and principal occupation(s) of each principal executive officer and Director of Rainier.  The address of each principal executive officer and Director of Rainier is c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101.

Officer	Principal Occupation(s)
James M. Ridgeway	President
Melodie B. Zakaluk	Chief Operating Officer
Mark H. Dawson	Chief Investment Officer
Frederick H. Sherley	Secretary and General Counsel
Lisa M. Thenell	Chief Compliance Officer

Significant Owners of Rainier

The following table provides the name and address of each person who owns, of record or beneficially, ten percent (10%) or more of the outstanding voting securities of Rainier as of December 31, 2015.

Name of Owner	Address
Rainier Investment Management, L.P.	c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101
Brian Bader*	c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101
Mark Broughton*	c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101
Mark H. Dawson*	c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101
Andrea Durbin*	c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101
James R. Margard*	c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101

Name of Owner	Address
James M. Ridgeway*	c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101
Melodie B. Zakaluk*	c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, Washington 98101
*Owned through Rainier Investment Management, L.P.

Trustees and Officers of the Trust

The table below provides the name of each current Trustee and executive officer of the Trust and direct or indirect interest, if any, such Trustee or executive officer has in Rainier or an affiliate of Rainier.

Name	Position(s) Held with the Trust	Direct or Indirect Interest in Rainier or an Affiliate of Rainier
James E. Diamond, Jr.	Independent Trustee	None
Joan L. Enticknap	Independent Trustee	None
Gary L. Sundem	Independent Trustee and Chairman of the Board	None
Melodie B. Zakaluk	Trustee, CEO and President, and Chief Financial Officer	Chief Operating Officer and owner of Rainier.
James R. Margard	Vice President	Senior Equity Portfolio Manager and owner of Rainier.
Mark H. Dawson	Vice President	Senior Equity Portfolio Manager, Chief Investment Officer and owner of Rainier.
Elisa Enns	Treasurer	Director of Fund Finance and Financial Planning and owner, Rainier.
Lisa M. Thenell	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer and owner of Rainier.
Christopher E. Kashmerick	Secretary	None

Ms. Zakaluk is an equity owner Rainier Investment Management, LP, the parent company of Rainier.  Other than Ms. Zakaluk, no Trustee of the Trust has or had any material interest, direct or indirect, in any material transactions since January 1, 2014 or in any material proposed transactions, to which Rainier, any parent, subsidiary of Rainier, or any subsidiary of the parent of such entities was or is to be a party.

Principal Underwriters

Quasar Distributors, LLC (“Quasar”), an affiliate of the Administrator, acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares.  Quasar is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Quasar continually distributes shares of the Funds on a best efforts basis, and Rainier compensates Quasar for its services to the Funds.

Administrator

U.S. Bancorp Fund Services, LLC provides administrative services for the Funds and is also their accounting agent and transfer agent.  U.S. Bank N.A., an affiliate of the administrator, serves as the Funds’ custodian. Each Fund pays the administrator for its services.

Affiliated Broker

Rainier does not trade any securities for the Funds through any broker that it knows to be an affiliated broker.  While Rainier does not know that Wells Fargo Securities, LLC (“Wells Fargo Securities”) is an affiliated broker, Rainier and the Trust have elected to treat Wells Fargo Securities as an affiliated broker for purposes of its compliance program, by reason of record positions in the Rainier Mid Cap Equity Fund held by its affiliate Wells Fargo Advisors, LLC.  During the fiscal year ended March 31, 2015, Wells Fargo Securities received commissions totaling $13,813 from the Rainier Small/Mid Cap Equity Fund comprising less than 1% of the Fund’s aggregate brokerage commissions; and $10,382 from the Rainier Mid Cap Equity Fund, comprising less than 1% of the Fund’s aggregate brokerage commissions. The Rainier Large Cap Equity Fund and the Rainier International Discovery Fund did not trade with Wells Fargo Securities during the fiscal year ended March 31, 2015.

Control Persons and Principal Holders of Fund Shares

To the knowledge of the Trust, as of December 31, 2015, (i) no current Trustee of the Trust, and no “named executive officer” of the Trust (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding shares of any class of any Fund, and (ii) all Trustees and executive officers of the Trust owned, as a group, less than 1% of the outstanding shares of each class of each Fund, as indicated in the table below.

Name	Fund - Class	Number of Shares Beneficially Owned	% of Class Owned
Independent Trustees
James E. Diamond, Jr.	Rainier Small/Mid Cap Equity Fund
Rainier Large Cap Equity Fund
Rainier International Discovery Fund
Rainier Mid Cap Equity Fund
Joan L. Enticknap	Rainier Small/Mid Cap Equity Fund	None
	Rainier Large Cap Equity Fund	None
	Rainier International Discovery Fund	None
	Rainier Mid Cap Equity Fund	None
Gary L. Sundem	Rainier Small/Mid Cap Equity Fund	5,500
	Rainier Large Cap Equity Fund	7,653
	Rainier International Discovery Fund	7,116
	Rainier Mid Cap Equity Fund	None
Interested Trustee
Melodie B. Zakaluk	Rainier Small/Mid Cap Equity Fund
Rainier Large Cap Equity Fund
Rainier International Discovery Fund
Rainier Mid Cap Equity Fund
Named Executive Officer not a Trustee

All Trustees and
Executive Officers

Exhibit C to this Proxy Statement lists the persons that, to the knowledge of the Trust, are beneficial owners of more than 5% of the outstanding shares of any class of a Fund as of January 15, 2016.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

Shareholder Reports

The Funds’ annual and semi-annual reports to shareholders may be viewed, free of charge, on the Funds’ website at http://rainierfunds.com/LiteratureAndForms/pages/LitandFormsAdvMutual.aspx.  Copies of the Funds’ most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Funds at Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-248-6314.

Householding

Only one copy of the Funds’ annual report to shareholders and this Proxy Statement and other proxy materials is being delivered to multiple shareholders sharing an address unless the Funds have received contrary instructions from one or more of the shareholders, in which case the Funds will deliver promptly separate copies of such materials to such shared address.  This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Funds.

Shareholders sharing an address who currently receive multiple copies of proxy materials and annual reports at the same address and would like to request “householding” of their communications, and shareholders who no longer wish to participate in “householding” and prefer to receive a separate copy of proxy materials and annual reports, should contact the Funds at Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-248-6314.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed.  Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE
AT 1-855-486-7909.  SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM.

____________________ Christopher J. Kashmerick Secretary
Date:  [    ], 2016

EXHIBIT A

SHARES OUTSTANDING AS OF THE RECORD DATE

The table below lists the number of shares of each Fund that were outstanding at the close of business on the Record Date.

Fund	Share Class	Number of Shares Outstanding
Large Cap Equity Fund	Original Class
Institutional Class
Mid Cap Equity Fund	Original Class
Institutional Class
Small/Mid Cap Equity Fund	Original Class
Institutional Class
International Discovery Fund	Class A
Institutional Class

EXHIBIT B

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

MANAGEMENT AGREEMENT

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RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

MANAGEMENT AGREEMENT

AGREEMENT made this ____ day of _______, 2016, by and between RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS (the “Trust”), a trust organized under the laws of the State of Delaware, on behalf of each series of the Trust listed on Exhibit A hereto, as may be amended from time to time (individually, a “Fund” and collectively, the “Funds”), and RAINIER INVESTMENT MANAGEMENT, LLC (the “Advisor”), a Delaware limited liability company.

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.   In General

The Trust hereby appoints the Advisor to act as investment adviser to each Fund.  The Advisor agrees, all as more fully set forth herein, to provide professional investment management with respect to the investment of the assets of the Funds and to supervise and arrange the purchase and sale of securities and other instruments held in the portfolios of the Funds.

2.   Duties and Obligations of the Advisor with respect to Management of the Funds

(a)   Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Advisor shall:

(i)   Decide what securities and instruments shall be purchased or sold by each Fund and when; and

(ii)   Arrange for the purchase and the sale of securities and instruments held in the portfolios of each Fund by placing purchase and sale orders for that Fund.

(b)   Any investment purchases or sales made by the Advisor with respect to each Fund shall at all times conform to, and be in accordance with, any requirements imposed by:  (1) the provisions of the Investment Company Act of 1940 (the “Act”) and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any applicable policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act, or as may be amended by the shareholders of the Fund.

(c)   The Advisor shall give the Funds the benefit of its best judgment and effort in rendering services hereunder.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement related, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.  Except for such disabling conduct, the Trust shall indemnify the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) from any liability arising from the Advisor’s conduct under this Agreement to the extent permitted by the Agreement and Declaration of Trust and applicable law.

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(d)   Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the Act) of the Advisor from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

(e)   It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s Registration Statement under the Act except for information supplied by the Advisor for inclusion therein.

3.   Broker-Dealer Relationships

In connection with its duties set forth in Section 2(a) (ii) of this Agreement to arrange for the purchase and the sale of securities held by the Trust by placing purchase and sale orders for the Trust, the Advisor shall select such broker-dealers (“brokers”) as shall, in the Advisor’s judgment, implement the policy of the Trust to achieve “best execution,” as such concept is defined under applicable laws, rules and regulatory interpretations.  In making such selection, the Advisor is authorized to consider the reliability, integrity and financial condition of the broker.  The Advisor is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Advisor.  The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion.  The Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.  To demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) provide lawful and appropriate assistance to the Advisor in the performance of its decision-making responsibilities; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information.  The Trust recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.  On occasions when the Advisor deems that the purchase of or sale of a security to be in the best interest of a Fund as well as other clients of the Advisor, the Advisor may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be purchased or sold.  In such event, the Advisor will allocate securities so purchased or sold, as well as expenses incurred in the transaction, in a manner the Advisor reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and such other clients under the circumstances.

4.   Allocation of Expenses

The Advisor agrees that it will furnish the Trust, at the Advisor’s expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement.  The Advisor will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor.  All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Advisor or its Administrator; (v) legal and audit expenses; (vi) fees and expenses of the Trust’s custodian, transfer agent, accounting services agent and other firms maintaining and servicing shareholder accounts; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports, notices, proxy material and prospectuses to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor or other industry association; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; (xiii) fees of the Trust’s Administrator and (xiii) the organization costs of the Trust.

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5.   Compensation of the Advisor

(a)   The Trust agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor, an annual management fee, computed daily and payable monthly in arrears at the annual rate for each series of the Trust specified on Exhibit A to this Agreement, as that Exhibit A may be amended from time to time.

(b)   If the expenses of the Trust or a Fund for any fiscal year exceed such limits as may be agreed from time to time between the Trust and the Advisor, the Advisor will subsidize or reimburse applicable expenses or reduce its fee by the amount of such excess.  The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust so that at no time will there be any accrued but unpaid liability under this expense limitation.  In subsequent years, any reductions made by the Advisor in its management fees or payments or reimbursement of expenses which are the Trust’s obligation are subject to reimbursement by the Trust provided the Trust is able to effect such reimbursement and remain in compliance with the aforementioned expense limitations. The reimbursement of any subsidy must be sought no later than the end of the third fiscal year following the year to which the subsidy relates.  The Advisor may not request or receive reimbursement for any subsidies before payment of the ordinary operating expenses of the applicable Fund for the current fiscal year and cannot cause that Fund to exceed the limitation to which the Advisor has agreed in making such reimbursement.

6.   Duration and Termination

(a)   The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years.  Thereafter, this Agreement shall continue in effect from year to year, subject to termination provisions and all other terms and conditions thereof, so long as such continuation shall be specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Trust.

(b)   This Agreement may be terminated by the Advisor at any time without penalty upon giving the Trust sixty (60) days’ prior written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Advisor sixty (60) days’ prior written notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust.  This Agreement shall automatically terminate in the event of its assignment (within the meaning of the Act).

7.   Governing Law

This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

8.   Forum for Adjudication of Disputes

Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the State of Delaware or the United States District Court for the District of Delaware, and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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9.   No Third-Party Beneficiaries

No shareholder or any person other than the Fund and the Advisor is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement.  Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Advisor, or (ii) create or give rise to any duty or obligation on the part of the Advisor (including without limitation any fiduciary duty) to any shareholder or person other than the Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

By: _______________________

Title: _____________________

RAINIER INVESTMENT MANAGEMENT, LLC

By: ________________________

Title: _______________________

6

Exhibit A

Fund	Annual Advisory Fee Rate	Effective Date
Rainier Small/Mid Cap Equity Fund	0.85%	________, 2016
Rainier Large Cap Equity Fund	0.70%	________, 2016
Rainier Mid Cap Equity Fund	0.85%	________, 2016
Rainier International Discovery Fund	1.00%	________, 2016
Rainier Large Cap Growth Equity Fund	0.73%	________, 2016

RAINIER INVESTMENT MANAGEMENT
MUTUAL FUNDS

By:  _____________________________

Title: ____________________________

RAINIER INVESTMENT MANAGEMENT, LLC

By:  _____________________________

Title: ____________________________

7

EXHIBIT C

BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owner of more than 5% of any class of each Fund as of January 15, 2016.

Fund – Class	Name and Address	Number of Shares Beneficially Owned	% of Class Owned
Rainier Large Cap Equity Fund – Original Shares
Rainier Large Cap Equity Fund – Institutional Shares
Rainier Mid Cap Equity Fund – Original Shares
Rainier Mid Cap Equity Fund – Institutional Shares
Rainier Small/Mid Cap Equity Fund – Original Shares
Rainier Small/Mid Cap Equity Fund – Institutional Shares
Rainier International Discovery Fund – Class A Shares
Rainier International Discovery Fund – Institutional Shares

[Insert form of proxy card]